Exhibit 99.1

RAYMOND JAMES U.S. BANK CONFERENCESupplemental Slide to Q2 Earnings Presentation September 9-10, 2020

FORWARD LOOKING STATEMENTSCertain statements in this presentation that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements contained in this presentation that do not describe historical or current facts are forward-looking statements, including statements regard the potential effects of COVID-19 on the Company’s business, credit quality, financial condition, liquidity and results of operations. Forward-looking statements made with regard to the potential effects of COVID-19 on the Company’s business, credit quality, financial condition, liquidity and results of operation may differ, possibly materially, from what is included in this presentation due to factors and future developments that are uncertain and beyond the scope of the Company’s control. These included, but are not limited to the length and extent of the economic contraction as a result of the COVID-19 pandemic; continued deterioration in employment levels, general business and economic conditions on a national basis and in the local markets in which the Company operates; changes in consumer behavior due to changing political, business and economic conditions or legislative or regulatory initiatives; the possibility that future credit losses may be higher than currently expected; reputational risk relating to the Company’s participation in the Paycheck Protection Program and other pandemic-related legislative and regulatory initiatives and programs; and turbulence in capital and debt markets. Forward-looking statements involve risks and uncertainties which are difficult to predict. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, expectations as to growth in assets, deposits and results of operations, success of acquisitions, future operations, market position, financial position, and prospects, plans and objectives of management. You should not place undue reliance on the Company’s forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company’s control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results.The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, changes in interest rates; competitive pressures from other financial institutions; the effects of continued weakness in general economic conditions and the impact of the COVID-19 pandemic on a national basis or in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay our loans; changes in the value of securities in the Company’s investment portfolio, changes in loan default and charge-off rates, the adequacy of loan loss reserves, decreases in deposit levels necessitating increased borrowing to fund loans and investments; changes in government regulation, as well as the other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K, as updated by the Company’s Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission.Forward looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.2

## RETURN TO PAYMENT STATUS – THROUGH JULY 31, 2020

**Loans with Modified Payments at June 30, 2020**
$1.2 billion


Still in Phase 1
44%
Return to Pmt
40%
Request Second
Deferral
16%

As of July 31st, **71% of loans are returning to payment after initial deferral.**

**29% of loans have been granted a Second deferral***

**Return Rates:**
Commercial Banking 81%
Equipment Finance 66%

* Total deferrals measured by approved requests.
Predominant term of deferrals granted was 90 days.
Second deferrals limited to an additional 90 day period.

BrooklineBancorp,Inc.
3